 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 9, 2015

Date of Report (Date of earliest event reported)

Cidara Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36912	46-1537286
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6310 Nancy Ridge Drive, Suite 101 San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 752-6170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Named Executive Officers

On June 9, 2015, the Board of Directors (the “Board”) of Cidara Therapeutics, Inc. (the “Company”), based on the recommendation of the Compensation Committee of the Board, approved increases in the annual base salaries for certain of the Company’s executive officers as set forth below:

Executive Officer	Annual Base Salary
Dirk Thye, M.D. Chief Medical Officer	$335,000(1)
Kevin Forrest, Ph.D. Chief Financial Officer and Chief Operating Officer	$275,000(1)

(1) The increased annual base salaries for Drs. Thye and Forrest are effective as of July 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cidara Therapeutics, Inc.

Dated: June 12, 2015	By:	/s/ Jeffrey L. Stein
Jeffrey L. Stein
President and Chief Executive Officer

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